Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:                            )

ANTARES RESOURCES CORP.           )                   Case No. 3:04-bk-06408-JAF

                  Debtor.         )
                                                      Chapter 11
__________________________________

            FINANCIAL REPORT OF DEBTOR IN POSSESSION FOR BUSINESS FOR PERIOD BEGINNING DECEMBER 1, 2005 AND ENDING DECEMBER 31, 2005
         --------------------------------------------------------------

         Trustee, Michael P. Phelan, gives notice of filing the attached Financial Report of Debtor in Possession for Business for the period beginning December 1, 2005 and ending December 31, 2005.


                                                 SMITH HULSEY & BUSEY



                                                 By /s/ Raymond R. Magley
                                                    ----------------------------
                                                        Raymond R. Magley


                                                 Florida Bar Number 0511056
                                                 225 Water Street, Suite 1800
                                                 Jacksonville, Florida  32202
                                                 (904) 359-7700
                                                 (904) 359-7708
                                                 (Facsimile)

                                                 Attorneys for Trustee

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:

Antares Resources Corp.                         Case No. 3:04-bk-06408-JAF
------------------------------                           -----------------
APPLICABLE DEBTOR
                                                All cases Jointly Administered
                                                Under Case No. 3:04-bk-06408-JAF


                 CHAPTER 11 TRUSTEE'S MONTHLY FINANCIAL REPORTS

                                 FOR THE PERIOD

                            FROM 12/01/05 TO 12/31/05

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.


                                                    Raymond R. Magley
                                                    ----------------------------
                                                    Chapter 11 Trustee

Chapter 11 Trustee's Address                        Attorney's Address
and Phone Number                                    and Phone Number

Michael P. Phelan                                   Raymond R. Magley, Esq.
---------------------------                         ----------------------------
Michael Moecker & Assoc.                            Smith Hulsey & Busey
---------------------------                         ----------------------------
6861 SW 196 Ave., #201-04                           225 Water Street, Suite 1800
---------------------------                         ----------------------------
Ft. Lauderdale, FL  33332                           Jacksonville, Florida  32202
---------------------------                         ----------------------------
(954) 252-1560                                      (904) 359-7700
---------------------------                         ----------------------------

                      MONTHLY FINANCIAL REPORT FOR BUSINESS


For The Period Beginning 12/01/05 and ending: 12/31/05
                         --------             --------

Name of Debtor:     Antares Resources Corp.       Case Number: 3:04-bk-06408-JAF
                    -----------------------                    -----------------
Date of Petition:   April 27, 2005
                    ----------------------


                                                   CURRENT        CUMULATIVE
                                                    MONTH       PETITION TO DATE

1. CASH AT BEGINNING OF PERIOD                                              0
                                                ------------     ------------
2. RECEIPTS:
   A. Cash Sales                                                            0
                                                ------------     ------------
      Less Cash Refunds                                                     0
                                                ------------     ------------
      Net Cash Sales                                                        0
                                                ------------     ------------
   B. Collection on Postpetition A/R                                        0
                                                ------------     ------------
   C. Collection on Prepetition A/R                                         0
                                                ------------     ------------
   D. Other Receipts - Pymnt from Creditor                          25,000.00
                                                ------------     ------------
   E. Other Receipts - Interest Deposit                 1.80            33.99
                                                ------------     ------------
3.  TOTAL RECEIPTS                                      1.80        25,033.99
                                                ------------     ------------
4. TOTAL CASH AVAILABLE FOR
     OPERATIONS (Line 1 + Line 3)                                   25,033.99
                                                ------------     ------------

5. DISBURSEMENTS

   A.  U.S. Trustee Quarterly Fees                                   1,500.00
                                                ------------     ------------
   B.  Net Payroll
                                                ------------     ------------
   C.  Payroll Taxes Paid
                                                ------------     ------------
   D.  Sales and Use Taxes
                                                ------------     ------------
   E.  Other Taxes
                                                ------------     ------------
   F.  Rent
                                                ------------     ------------
   G. Other Leases (Attachment 2)
                                                ------------     ------------
   H. Telephone
                                                ------------     ------------
   I.  Utilities
                                                ------------     ------------
   J.  Travel & Entertainment
                                                ------------     ------------
   K. Vehicle Expenses
                                                ------------     ------------
   L.  Office Supplies
                                                ------------     ------------
   M. Advertising
                                                ------------     ------------
   N. Insurance (Attachment 7)
                                                ------------     ------------
   O. Purchases of Fixed Assets (Attachment 3)
                                                ------------     ------------
   P.  Purchase of Inventory (Attachment 3)
                                                ------------     ------------
   Q. Manufacturing Supplies
                                                ------------     ------------
   R. Repairs & Maintenance
                                                ------------     ------------
   S.  Payments to Secured Creditors
                                                ------------     ------------
   T.  Other Expense                                  756.78         2,211.78
                                                ------------     ------------
      Mailout Expense                                               18,847.14
                                                ------------     ------------

6.  TOTAL CASH DISBURSEMENTS                                        22,558.92
                                                ------------     ------------
7.  ENDING CASH BALANCE                                              2,475.07
     (Line 4 - Line 6)                          ------------     ------------



I declare under penalty of perjury that this statement and the accompanying schedules are true and correct to the best of knowledge and belief.


This 13th day of January, 2006                    /s/ Michael P. Phelan
                                                  ------------------------------
                                                  Michael P. Phelan, Trustee

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------


Name of Debtor: Antares Resources Corp.            Case Number:3:04-bk-06408-JAF
                ------------------------                       -----------------


ACCOUNTS RECEIVABLE AT PETITION DATE:                                         0
                                                                   ------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received)


                Beginning of Month Balance                                    0
                                                                   ------------
      PLUS:     Current Month New Billings                                    0
                                                                   ------------
      LESS:     Collection During the Month                                   0
                                                                   ------------
                End of Month Balance                                          0
                                                                   ------------





================================================================================
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days     61-90 Days    Over 90 Days         Total
---------      ----------     ----------    ------------    --------------
                                                                   0

---------      ----------     ----------    ------------    --------------
 0.0%

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Antares Resources Corp.         Case Number:  3-04-bk-06408-JAF
                 -----------------------                       -----------------

Reporting Period beginning 12/01/05 and ending 12/31/05
                           --------            --------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


Date              Days
Incurred          Outstanding           Vendor      Description       Amount
------------      --------------      ----------   -------------    ----------

None




================================================================================
ACOUNTS PAYABLE RECONCILIATION (Post Petition Only):


                      Opening Balance (total from prior report)              0
                                                                    ----------

           PLUS:      New indebtedness Incurred this Month                   0
                                                                    ----------

           LESS:      Amount Paid on Prior Accounts Payable                  0
                                                                    ----------

                      Ending Month Balance                                   0
                                                                    ----------



SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)___________


Secured          Date                       # of Post Petition     Total $
Creditor/        Payment      Payment       Payments               Amount of
Lessor           Due          Amount        Delinquent             Post Petition
---------        -------      -------       -------------------    -------------
None

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT


Name of Debtor:  Antares Resources Corp.         Case Number: 03-04-bk-06408-JAF
                 -----------------------                      ------------------

Reporting Period Beginning 12/01/05 and ending 12/31/05
                           --------            --------


                                INVENTORY REPORT
                                ----------------


INVENTORY BALANCE AT PETITION DATE:  ______________________________________


         Inventory Balance at Beginning of Month                              0
                                                                    -----------

         Inventory Purchase During Month                                      0
                                                                    -----------
         Inventory Used or Sold                                               0
                                                                    -----------
         Inventory on Hand at End of Month                                    0
                                                                    -----------

METHOD OF COSTING INVENTORY:                                            N/A
                                                                    ------------


                               FIXED ASSET REPORT
                               ------------------


FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: __________0________(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): _________________________________________

________________________________________________________________________________


FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                                  0
                                                                    -----------
         LESS:             Depreciation Expense                               0
                                                                    -----------
         PLUS:             New Purchases                                      0
                                                                    -----------
Ending Monthly Balance                                                        0
                                                                    -----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:  _____________________________________________________________

________________________________________________________________________________

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF
                ----------------------                        ------------------

Reporting Period Beginning 12/01/05 and ending 12/31/05
                           --------            --------



A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK:  Bank of America                  BRANCH:  Dallas, TX
               ---------------------                     -----------------------

ACCOUNT NAME:     Antares Resources Corp.
               -----------------------------------------------------------------

ACCOUNT NUMBER:  XXXX
               -----------------------------------------------------------------

PURPOSE OF ACCOUNT:
                     -----------------------------------------------------------

         Beginning Balance                         3,230.05
                                                -----------

         Total of Deposits Made                        1.80
                                                -----------

         Total Amount of Checks Written              756.78
                                                -----------

         Service Charge
                                                -----------

         Closing Balance                           2,475.07
                                                -----------


         Number of First Check Written This Period                        1009
                                                                   -----------

         Number of Last Check Written This Period                         1011
                                                                   -----------

         Total Number of Checks Written This Period                          1
                                                                   -----------


                               INVESTMENT ACCOUNT
                               ------------------


Type of Negotiable
Instrument                Face Value        Purchase Price      Date of Purchase
-----------------         ----------        --------------      ----------------
N/A

                                  ATTACHMENT 5
                                  -------------


Name of Debtor:  Antares Resources Corp.        Case Number: 03-04-bk-06408-JAF
                 -----------------------                     ------------------

Reporting Period Beginning 12/01/05 and ending 12/31/05
                           --------            --------



                                 CHECK REGISTER
                                 --------------


NAME OF BANK:    Bank of America                   BRANCH:   Dallas, TX
                 -------------------------------             -------------------

ACCOUNT NAME:    Antares Resources Corp.
                 ---------------------------------------------------------------

ACCOUNT NUMBER:  XXXX
                 ---------------------------------------------------------------

PURPOSE OF ACCOUNT:  ___________________________________________________________
 Account for All Check Numbers, Including voided, Lost Stopped Payment, etc.


Date            Check            Payee             Purpose            Amount
-----           -----            -----             -------            ------



See Attached
------------

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:  Antares Resources Corp.         Case Number: 03-04-bk-06408-JAF
                 -----------------------                      ------------------

Reporting Period Beginning 12/01/05 and ending 12/31/05
                           --------            --------


                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account

Date             Bank             Description             Amount
------          ------           -------------           --------
None




================================================================================



                               TAXES OWED AND DUE
                               ------------------


Report all unpaid post-petition taxes including Federal and State withholding FICA, state sales tax, property tax, unemployment tax and state workmen's compensation.

 Date last tax return file ____________________________

Period return covers _______________________________


Name of Taxing            Date
Authority                 Payment Due      Description           Amount
--------------            ------------     -------------         -----------
None

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------


Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF
                -----------------------                       ------------------

Reporting Period Beginning 12/01/05 and ending 12/31/05
                           --------            --------


Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

NAME OF OFFICER OR OWNER           TITLE                       AMOUNT PAID
------------------------          -------                     -------------

None



================================================================================


                                PERSONNEL REPORT
                                ----------------
                                                       Full Time      Part Time

Number of employees at beginning of Period                     0               0
                                                       ---------       ---------

Number hired during the period                                 0               0
                                                       ---------       ---------
Number terminated or resigned during period                    0               0
                                                       ---------       ---------

Number of employees on payroll at end of period                0               0
                                                       ---------       ---------

================================================================================

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                  Agent &                                            Date
                  Phone             Coverage       Expiration        Premium
Carrier           Number            Type           Date              Due
------------      --------------    -------------  ---------------   -----------
N/A

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                -------------------------------------------------

                                      None



















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before____________

Unknown